UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2012

Medical Properties Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32559	20-0191742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Urban Center Drive, Suite 501, Birmingham, AL 35242

(Address of principal executive offices) (Zip code)

(205) 969-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 3, 2012, Medical Properties Trust, Inc.’s (the “Company”) operating partnership, MPT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”) and MPT Finance Corporation, a Delaware corporation and wholly owned subsidiary of the Operating Partnership (“MPT Finance” and, together with the Operating Partnership, the “Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as a representative of the several underwriters listed thereto (the “Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Underwriters $200,000,000 aggregate principal amount of their 6.375% Senior Notes due 2022 (the “Notes”). The Notes will be guaranteed by the Company and certain subsidiaries of the Company (the “Guarantors”). The offering of Notes is expected to close on or about February 17, 2012, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants by the Issuers and the Guarantors. It also provides for customary indemnification by each of the Issuers and the Guarantors for losses or damages arising out of or in connection with the sale of the Notes.

The offering of Notes is being made pursuant to a registration statement on Form S-3 (File No. 333-179320) filed with the Securities and Exchange Commission (the “Commission”) on February 3, 2012, in the form which became effective upon filing with the Commission (the “Registration Statement”), the prospectus included in the Registration Statement, a free writing prospectus relating to the Notes filed with the Commission on February 3, 2012 and a final prospectus relating to the Notes filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, on February 7, 2012. In connection with the filing of the final prospectus, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Goodwin Procter LLP, regarding the validity of the securities being registered.

A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated February 3, 2012

5.1	Opinion of Goodwin Procter LLP dated February 3, 2012

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: February 9, 2012